Subsequent Events	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 31 – Subsequent Events

1.	Qoros

A.
On January 8, 2019, Kenon announced that it had entered into an agreement to sell half of its remaining interest in Qoros (i.e. 12%) to the New Qoros Investor in Qoros for a purchase price of RMB1,560 million (approximately $227 million), which is based on the same post-investment valuation as the initial investment by the New Qoros Investor in Qoros. The sale is subject to obtaining customary relevant third-party consents and other closing conditions, including approvals by relevant government authorities. Following completion of the sale, Kenon will hold a 12% interest in Qoros, the New Qoros Investor in Qoros will hold 63% and Chery will own 25%.

As a result of the transaction, Kenon will recognize an estimated gain on disposal of approximately $133 million in its financial statements in 2019. The 12% investment in Qoros was classified as assets held for sale as at December 31, 2018. See Note 9.F.

Following the transaction, Kenon will lose significant influence over Qoros and will account for its remaining 12% interest in Qoros on a fair value basis going forward. As a result of the change from equity to fair value accounting Kenon will recognize a fair value gain.

The sale was not made pursuant to the put option described in Note 9.C.b.2. Furthermore, following completion of the sale, the Majority Shareholder in Qoros will be required to assume its pro rata share of guarantees and equity pleges of Kenon and Chery based on the change to its equity ownership.

2.	OPC

A.	Market Concentration Committee – Regulatory Outline Plan

In January 2019, an outline was determined for expansion of the activities of the Group to which OPC belongs to (“the Idan Ofer Group”) in the area of generation of electricity from an economy-wide business concentration perspective (“the Business Concentration Outline”). The Business Concentration Outline is intended to allow the Business Concentration Committee to revise its opinion regarding provision of a conditional license for generation of electricity to Tzomet, and to notify the Electricity Authority that it does not see a preclusion for reasons of economy-wide business concentration to granting the requested license to Tzomet, however this being only after compliance with the conditons provided in the Business Concentration Outline and to permit the Business Concentration Committee to notify the Electricity Authority that it does not see a preclusion for reasons of economy-wide business concentration to allowing the Idan Ofer Group to receive additional licenses in the area of electricity generation up to the scope provided in the sector arrangement, however this being only after compliance with the conditions provided in the Business Concentration Outline. It is noted that the Business Concentration Committee was provided a commitment of Mr. Idan Ofer in connection with the Business Concentration Outline. The sale of the Idan Ofer Group’s holdings in Reshet Media Ltd., which was one of the conditions under the outline plan, has been completed.

In April 2019, the Electricity Authority published its decision to grant Tzomet a new conditional license for the construction of a 396MW conventional open-cycle power plant, for a period of 66 months. Pursuant to this decision, the license will become valid following the Israeli Minister of Energy’s approval and the deposit of a guarantee by Tzomet. The period of the conditional license can be extended by the Electricity Authority, subject to the Israeli Minister of Energy’s approval, and subject to the regulation. At the end of the period, Tzomet will be granted a permanent generation license, subject to its compliance with the conditions set by law.

B.	Dividend

In March 2019, OPC declared a dividend of NIS 36 million (approximately $10 million). Kenon’s share of the dividend is approximately $7.5 million.